PERF-GO GREEN HOLDINGS, INC.
                             SUBSCRIPTION AGREEMENT

                                  INSTRUCTIONS

Each prospective investor must complete, execute and submit the following:

(1)  The Subscription Agreement;

(2)  The Accredited Investor Questionnaire;

(3)  The signature page to the Security Agreement;

(4)  The signature page to the Registration Rights Agreement; and

(5) At closing, a check or money order made payable to Signature Bank, as Escrow Agent for Perf-Go Green Holdings, Inc. in the amount of the purchase price for the notes and warrants ("Securities") subscribed for by the investor, or funds can be wired as follows:

     Bank:              Signature Bank
     Address:           1225 Franklin Avenue, Garden City, New York 11530
     ABA No.:
     Beneficiary Name:  Signature Bank As Escrow Agent For Perf Go-Green
                        Holdings, Inc.
     Account No.:

The foregoing materials should be delivered via a trackable delivery system (overnight delivery) to:

                       vFinance Investments, Inc.
                       880 Third Avenue
                       New York, NY 10022
                       Attn:  Jonathan Rich

(6) When countersigned by Perf-Go Green Holdings, Inc., a Delaware corporation (the "Company"), this Agreement shall constitute a subscription for Securities of the Company. The minimum investment is $50,000, unless waived by the Company.

(7) An accepted copy of this Agreement and a Debenture and Warrant issued in your name will be returned to you contemporaneously with your signing of this Agreement.

ALL SUBSCRIPTION DOCUMENTS MUST BE COMPLETE AND ONLY THE PROSPECTIVE INVESTOR'S PRINCIPAL RESIDENCE SHOULD BE STATED.

                             SUBSCRIPTION AGREEMENT


                                     Name of Subscriber ________________________



Perf-Go Green Holdings, Inc.
645 Fifth Avenue, 8th Floor
New York, NY 10022

Ladies and Gentlemen:

     1. Subscription. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase securities (the "Securities") comprised of 10% Senior Secured Convertible Debentures in substantially the form attached hereto as Exhibit A (the "Notes") and Warrants to purchase common stock in substantially the form attached hereto as Exhibit B (the "Warrants") of Perf-Go Green Holdings, Inc., a Delaware corporation (the "Company"), on the terms and conditions described herein (including the exhibits hereto, collectively referred to as the "Offering Documents").

     The offering size (inclusive of previously accepted subscriptions) will be $5,000,000. At the option of the Company, additional monies up to 20% of the Maximum Offering may also be accepted. The aggregate amount subscribed for hereby is $___________. At the Closing, the Investor will pay $1,000 for each $1,000 of principal amount of the Notes and related Warrants. I understand that a closing will not be held until the Minimum Offering is received by the Company and upon the closing of a share exchange transaction between the Company and shareholders of Perf-Go Green Inc. (the "Share Exchange") and that additional closings may be held at any time thereafter until the Termination Date (as defined below).

     The Notes have a term of three years from the date of closing and carry an interest rate of 10% per annum. Notes may be converted into shares of the Company's Common Stock at an initial conversion price of $0.75 per share (as converted, collectively, the "Conversion Shares"). The obligations of the Company under the Notes shall be secured pursuant to the terms of the Security Agreement annexed hereto as Exhibit C (the "Security Agreement"). The Warrants shall be exercisable for a period of five years at an exercise price of $1.00 per share. Warrants shall be convertible into that number of shares of Common Stock equal to 100% of the shares issuable upon conversion of the Notes (as exercised, the "Warrant Shares"). The holders of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants shall be entitled to certain registration rights pursuant to the terms of the
Registration Rights Agreement annexed hereto as Exhibit D. I understand and acknowledge that the foregoing summary of the Offering Documents is qualified in its entirety by reference to the Offering Documents annexed hereto.

     The Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities".


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

     2. Purchase.

     (a) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 12 and 13 below, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Notes as is set forth above and (y) the corresponding number of Warrants as specified above (the "Closing").

     (b) In the event that the Closing shall not have occurred with respect to an Investor on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 12 and 13 below (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

     3. [RESERVED]

     4. [RESERVED]

     5. Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Sections 3(b) or 4(2) of the Securities Act and applicable state securities laws, the Company is selling the Securities pursuant to this Agreement without registration under the Securities Act. I acknowledge receipt of the Offering Documents and all related documents and represent that I have carefully reviewed and understand the Offering Documents. I have received all information and materials regarding the Company that I have requested.

     6. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

     (a) Accredited Investor Status. I am an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.

     (b) Purchase Entirely for Own Account. The Notes and Warrants will be acquired by me for investment for my own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and I have no present intention of selling, granting any participation in, or otherwise distributing the same. I further represent that I do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

     (c) Disclosure of Information. I fully understand that the Securities are speculative investments which involve a high degree of risk of the loss of my entire investment. I represent that I have received the disclosure I believe relevant and necessary to my investment decision


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

          and have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this transaction and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to me or to which I have had access. I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees, to my knowledge, have been invited by any general solicitation or general advertising.

     (d) Investment Experience. I (i) am experienced in evaluating and investing in private placement transactions in securities of companies similar to the Company and have such knowledge and experience in financial or business matters that I am capable of evaluating the merits and risks of the investment in the Securities and (ii) acknowledge that I can bear the economic risk of my investment, including the loss of the entire investment. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

     (e) Restricted Securities. I understand that the Securities are being sold pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D promulgated thereunder. I also understand that the Securities and any securities issuable on exercise or conversion thereof may not be resold by me without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities may be restricted from resale in a transaction to which United States securities laws apply for an indefinite period of time.

     (f) Illiquid Investment. I understand that no market for the Securities exists and no such market may ever exist.

     (g) Operating History. I understand and acknowledge that the Company has a limited operating history. The Company will use the proceeds of this Offering to (i) develop its business and the relationships acquired upon the consummation of the Share Exchange and (ii) pay the legal fees and other costs related to the Share Exchange, all as described in the Offering Documents.


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

     (h) Residence. I reside, or my office primarily responsible for the purchase of the Securities is located, at the address listed on the signature page.

     (i) Brokers or Finders. All negotiations on the part of the Investor relative to the transactions contemplated hereby have been carried on by me without the intervention of any person or as the result of any act of mine in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

     (j) Reliance. I understand that this agreement is made with me in reliance upon my representations to the Company, as set forth above.

     (k) Legend. I understand that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares, the Common Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, the Common Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

          [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC (as defined below), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form,


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

to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or
(iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

     7. Company Representations and Warranties. The Company represents and warrants to each of the Investors, as of the date hereof and as of the date of Closing as follows (which representations and warranties shall be deemed to apply, as appropriate, to each subsidiary of the Company, including without limitation, Perf-Go Green, Inc:

     (a) Organization and Authority.

          (i) Organization. Each of the Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries, except Perf-Go Green, Inc.

          (ii) Authorization;   Enforcement;   Validity.  The  Company  has  the
               requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Irrevocable Transfer Agent Instructions, the Warrants, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the shares issuable upon conversion of the Notes,


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

               the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants and any shares issued in connection with the payment of interest (the "Interest Shares") and the granting of a security interest in the Collateral (as defined in the Security Agreement) have been duly authorized by the Company's Board of Directors and (other than (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Agreement,
               (ii) the filing with the SEC of one or more registration statements in accordance with the Registration Rights Agreement between the Company and the Holders) and (iii) appropriate "blue sky" state securities law filings, no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         (iii) Issuance of Securities. The issuance of the Notes, the Common Shares and the Warrants are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the applicable Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals at least (i) 100% of the number of Common Shares issued hereunder and (ii) 130% of the sum of the maximum number of shares Common Stock issuable (A) as Interest pursuant to the terms of the Notes, (B) upon conversion of the Notes issued at such Closing and issued at all prior Closings and (C) upon exercise of the Warrants. Upon conversion or payment in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, the Conversion Shares, the Interest Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          (iv) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, the granting of a security interest in the Collateral and reservation for issuance and issuance of the Conversion Shares, the Interest Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(r)) of the Company or any of its


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

               Subsidiaries, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the "Principal Market")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

          (v) Consents. Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

          (vi) Acknowledgment Regarding Investor's Purchase of Securities. The Company acknowledges and agrees that Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Investor is (i) an officer or director of the Company, (ii) to its knowledge, an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor's purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          (vii) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in


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

               connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged vFinance Investments, Inc. as placement agent (the "Placement Agent") in connection with the sale of the Securities. Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

          (viii) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          (ix) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and
               unconditional   regardless  of  the  dilutive  effect  that  such
               issuance may have on the ownership interests of other stockholders of the Company.

          (x)  Application  of  Takeover  Protections;   Rights  Agreement.  The
               Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

     (b) SEC Documents.


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

          (i) The Company is current with its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the Company's filings made pursuant to the Exchange Act (collectively, the "SEC Documents") contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company SEC Documents, as of their respective dates, were timely filed and complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and are available on the Commission's EDGAR system.

          (ii) The Company SEC Documents include the Company's audited consolidated financial statements for the fiscal years ended
               October 31, 2007 and 2006 and the unaudited consolidated financial statements for the quarters ended January 31, 2008 and April 30, 2008 (collectively, the "Financial Statements"), including, in each case, a balance sheet and the related statements of income, stockholders' equity and cash flows for the period then ended, together with the related notes. The audited Financial Statements for the fiscal year ended October 31, 2007 have been certified by Webb & Company, P.A. ("Webb"). The audited Financial Statements for the fiscal year ended October 31, 2006 have been certified by Williams & Webster, P.S. ("Williams"). The Financial Statements which have been prepared from the books, records and accounts of the Company, are true, correct and complete and have been prepared in accordance with GAAP, consistently applied. Webb is independent as to the Company under the rules of the Commission pursuant to the Securities Act and is registered with the Public Company Accounting Oversight Board ("PCAOB"). The Financial Statements present fairly and accurately the financial position of the Company at the respective balance sheet dates, and fairly and accurately present the results of the Company's operations, changes in stockholders' equity and cash flows for the periods covered.

          (iii) Other than as disclosed in the SEC Documents, at the close of business on October 31, 2007, the Company did not have any material liabilities, absolute or contingent, of the type required to be reflected on balance sheets prepared in accordance with GAAP which are not fully reflected, reserved against or disclosed on the October 31, 2007 balance sheet. The Company has not guaranteed or assumed or incurred any obligation with respect to any debt or obligations of any Person. The Company does not have any debts, contracts, guaranty, standby, indemnity or hold harmless commitments, liabilities or obligations of any kind, character or description, whether accrued, absolute, contingent or otherwise, or due or to become due except to the extent set forth or noted in the Financial Statements, and not heretofore paid or discharged.

     (c) Absence of Changes.  Since  October  31,  2007,  except as set forth on
Schedule 7(c) there have not been:

          (i) any change in the consolidated assets, liabilities, or financial condition of the Company, except changes in the ordinary course of business which do not and will not have a Material Adverse Effect on the Company;

          (ii) any damage, destruction, or loss to the Company's assets, whether or not covered by insurance, materially and adversely affecting the assets or financial condition of the Company (as conducted and as proposed to be conducted);

          (iii) any change or amendment to a contract, to the Company's certificate of incorporation or by-laws, or arrangement to which the Company is a party other than contracts which are to be terminated at or prior to the Closing which are set forth on
               Schedule 7(c);

          (iv) any loans made by the Company to any affiliate of the Company or any of the Company's employees, officers, directors, Stockholders or any of its affiliates;

          (v) any declaration or payment of any dividend or other distribution or any redemption of any capital stock of the Company;

          (vi) any sale, transfer or issuance of any shares of capital stock or other securities of the Company, except for (i) the shares sold to the investors in the previous financing that raised $2,100,000 for the Company, (ii) the Notes and Warrants issued to investors in the Private Placement on May 13, 2008, (iii) the shares of Common Stock issued to the shareholders of Perf-Go Green, Inc. issued in connection with the Share Exchange Agreement by and between the Company and the shareholders of Perf-Go Green, Inc. dated May 13, 2008, and (iv) the shares of common stock of Perf-Go Green, Inc. issued to certain investors in connection with the conversion of senior secured convertible notes in an offering consummated in January and February 2008 in the amount of $750,000;

          (vii) any sale, transfer, or lease of any of the Company's assets other than in the ordinary course of business;

          (viii) any capital expenditure;

          (ix) any other event or condition of any character which might have a Material Adverse Effect on the Company;

          (x) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by Company except in the ordinary course of business and that is not material to the assets or financial condition of the Company; or

          (xi) any agreement or commitment by the Company to do any of the things described in this Section 7(c).

     (d) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

     (e) Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since July 2007, the Common Stock has been designated for quotation on the Principal Market. Since July 2007, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (f) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (g) Transactions With Affiliates. Except as set forth on Schedule 7(g), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     (h) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 32,279,470 are issued and outstanding, 10,000,000 shares are reserved for issuance pursuant to the Company's stock option and purchase plans. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth on
Schedule 7(h), (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries;
(iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to Section 4(u) hereof); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
(ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. True, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws") are available for review on the EDGAR system maintained by the U.S. Securities and Exchange Commission.

     (i) Indebtedness and Other Contracts. Except as disclosed in Schedule 7(i), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 7(i) provides a description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors in their capacities as such, except as set forth in Schedule 7(j).

     (k) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     (l) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

     (m) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (n) Title. Except as disclosed in Schedule 7(n) the Company and its Subsidiaries have good and marketable title in fee simple to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Neither the Company nor any of its Subsidiaries own any real property nor is a party to any written lease agreement.

     (o) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 7(o) none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

     (p) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (q) Subsidiary Rights. Except as set forth in Schedule 7(q), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary

     (r) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     (s) Taxes. The Company and each of its Subsidiaries has filed all federal, state, county and local income, excise, franchise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on the Company, and has paid or made adequate provision in the financial statement included in the Company SEC Documents for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. The Company is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

     (t) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

     (u) Ranking of Notes. No Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

     (v) Form S-1 Eligibility. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Investors using Form S-1 promulgated under the 1933 Act.

     (w) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

     (x) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or
(iii) other than the Placement Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (y) Acknowledgement Regarding Investors' Trading Activity. It is understood and acknowledged by the Company that, except as provided in Section 4(s), (i) none of the Investors have been asked to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) any Investor, and counter parties in "derivative" transactions to which any such Investor is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iii) each Investor shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Investors may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares, the Warrant Shares and any Interest Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any of the documents executed in connection herewith.

     (z) U.S. Real Property Holding Corporation. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of
Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor's request.

     (aa) Bank Holding Company Act Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve

     (bb) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information other than as set forth in the following sentence. The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     (cc) Financial Projections. The Company confirms operating and financial information contained in any of the Company's projected financial data have been prepared by management and reflect its current estimates of future performance.

     (dd) Brokers or Finders. The Company confirms that vFinance Investments, Inc. has been retained by the Company to serve as placement agent ("Placement Agent") in this offering, as in such capacity, will be paid a commission equal to (i) 10% of the gross proceeds payable at the First Closing and each additional Closing; (ii) 10% of the cash held by the Company which will be available to the Company as a result of the Share Exchange (as described in the Private Placement Memorandum) payable at the First Closing; (iii) warrants equal to 10% of the gross proceeds to the Company payable at the First Closing and each additional Closing; and (iv) 420,000 warrants. All Placement Agent warrants are exercisable at $1.00 per share, for a period of five years from the Closing. The Company will also reimburse the Placement Agent for its out-of-pocket expenses (including attorneys' fees) incurred in connection with the offering.

     (ee) Sarbanes-Oxley Act. The Company has not (i) adopted a Code of Ethics for Senior Financial Officers, (ii) appointed an audit committee and complied with all rules and regulations applicable thereto, or (iii) adopted a procedure for reporting of complaints relating to accounting. In addition, the Company is in the process of implementing its regulatory compliance strategic plan relating its IT infrastructure in order to establish and maintain an adequate internal control structure and procedures for financial reporting, Except as set forth above, the Company is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof .

     (ff) Internal  Accounting and Disclosure  Controls.  Except as set forth on
Schedule 7(ff), the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth on Schedule 7(ff), the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

     8. Indemnification. In consideration of the Investor's execution and delivery of the Transaction Documents and acquiring the Notes and Warrants thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each other holder of the Notes and Warrants and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Investor pursuant to Section 9(c) or (iv) the status of such Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

     Promptly after receipt by an Indemnitee under this Section 8 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Securities issued and issuable hereunder. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld conditioned or delayed, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation, (ii) requires any admission of wrongdoing by such Indemnitee, or (iii) obligates or requires an Indemnitee to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 8, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

     The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.

     9. Covenants. The Company covenants and agrees for the benefit of the Investor to abide by the following terms and conditions:

     (a) As long as the Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company (the "Reports") after the date hereof pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). In addition to such Investor's other available remedies, the Company shall pay to Investor, in cash, as liquidated damages and not as a penalty, for each $1,000 of Notes and Warrants held by Investor, $__ per day for each day the Company fails to timely file any Report.

     (b) The Company shall as soon as practicable following the execution of this Agreement (and in any event with three (3) Business Days of the Closing), deliver the original stock certificates representing all of the Capital Stock of the Company's Subsidiary, accompanied by an undated stock power executed in blank and other proper instruments of transfer

     (c) The Company shall as soon as practicable following the execution of this Agreement (and in any event within four (4) Business Days of the Closing) issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated by the Transaction Documents in the form required by the Securities Exchange Act of 1934, as amended and attaching the material transaction documents (including, without limitation, this Agreement, the form of Note, the form of Warrant, the form of Registration Rights Agreement and the Form of Security Agreement ) as exhibits to such filing. The Company shall not issue any press release or otherwise make any such public statement identifying the Investor without the prior consent of the Investor, except if such disclosure is required by law, in which case the Company shall promptly provide the Investor with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (to the extent required) or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Offering Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall, where practicable, provide the Investor with prior notice of such disclosure. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial business in the City of New York are authorized or required by law to remain closed.

     (d) From and after the filing of the 8-K Filing with the SEC, no Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. If Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within two (2) trading days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction

          Documents, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.

     (e) As long as the Investor has any Notes outstanding, the Company will not issue any Notes other than to the Investors as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.

     (f) The Company shall, as soon as practicable following the execution of this Agreement, but in any event within six (6) months of the Closing, be in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date thereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date thereof.

     (g) As soon as practicable following the execution of this Agreement, but in any event within six (6) months of the Closing, the Company and each of its Subsidiaries shall maintain a system of internal accounting controls sufficient to provide reasonable assurance that
          (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. As soon as practicable following the execution of this Agreement, but in any event within six (6) months of the Closing, the Company shall maintain disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.


     10. Participation in Future Financing.

     (a) From the date hereof until the date when all Conversion Shares and Warrant Shares are freely tradeable without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (the "Trigger Date"), the Company will not, directly or indirectly, file any registration statement with the SEC other than the Registration Statement (as defined in the Registration Rights Agreement). From the date hereof until the Trigger Date, the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Financing") or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing.

     (b) From the date hereof until the date that is the 24 month anniversary of the Closing Date), Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 10. Each Investor shall have the right to participate in up to an amount of the Subsequent Financing equal to Investor's (a) pro rata portion of the aggregate principal amount of Notes and Warrants purchased hereunder (the "Basic Amount"), and (b) with respect to each Investor that elects to purchase its Basic Amount, any additional portion of the securities being offered (the "Offered Securities") Offered Securities attributable to the Basic Amounts of other Investors as such Investors shall indicate it will purchase or acquire should the other Investors subscribe for less than their Basic Amounts (the "Undersubscription Amount"), which process shall be repeated until the Investors shall have an opportunity to subscribe for any remaining Undersubscription Amount ((a) and (b) together the "Participation maximum").

     (c) At least 10 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing (the "Subsequent Financing Notice") by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the person or persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

     (d) Any Investor desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:00 p.m. (New York City time) on the 5th Trading Day after such Investor has received the Subsequent Financing Notice that the Investor is willing to participate in the Subsequent Financing, the amount of the Investor's participation, and that the Investor has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts, then each Investor who has set forth an Undersubscription Amount in its notice of acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference -------- ------- between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Investor bears to the total Basic Amounts of all Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Subsequent Financing prior to the expiration of the offer period, the Company may deliver to the Investors a new Subsequent Financing Notice and the offer period shall expire on the tenth (10th) Business Day after such Investor's receipt of such new Subsequent Financing Notice. If the Company receives no notice from an Investor as of such 5th Trading Day, such Investor shall be deemed to have notified the Company that it does not elect to participate. .

     (e) If by 5:00 p.m. (New York City time) on the 5th Trading Day after all of the Investors have received the Subsequent Financing Notice, notifications by the Investors of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the persons set forth in the Subsequent Financing Notice.

     (f) If by 5:00 p.m. (New York City time) on the 5th Trading Day after all of the Investors in this Offering have received the Subsequent Financing Notice, the Company receives responses to a Subsequent Financing Notice from such Investors seeking to purchase more than the aggregate amount of the maximum offering in the Subsequent Financing, each such Investor shall have the right to purchase their Pro Rata Portion (as defined below) of the Participation Maximum. "Pro Rata Portion" is the ratio of (x) the Subscription amount of Securities purchased on the Closing Date by each Investor participating in this Offering and (y) the sum of the aggregate subscription amounts of Securities purchased on the Closing Date by all Investors participating in this Offering.

     11. Transfer Agent Instructions.

     The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Investor or its respective nominee(s), for the Conversion Shares and the Warrant Shares issuable upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Investor to the Company, including upon conversion of the Notes or exercise of the Warrants in the form of Exhibit E (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 11, and stop transfer instructions to give effect to Section 6(k) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If an Investor effects a sale, assignment or transfer of the Securities in accordance with
Section 6(k), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Investor to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or
Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Investor, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 11, that an Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     12. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Notes and the related Common Shares and Warrants to each Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

     (i) Such Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

     (ii) Such Investor and each other Investor shall have delivered to the Company the aggregate amount subscribed for the Notes and the related Warrants being purchased by such Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

     (iii) The representations and warranties of such Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the date of Closing.

     13. Conditions To Each Investor's Obligation To Purchase. The obligation of each Investor hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

     (i) The Company shall have duly executed and delivered to such Investor (A) each of the Transaction Documents and, (B) the Notes (in such principal amounts as such Investor shall request), being purchased by such Investor at the Closing pursuant to this Agreement, and (C) the related Warrants (in such amounts as such Investor shall request) being purchased by such Investor at the Closing pursuant to this Agreement.

     (ii) Such Investor shall have received the opinion of Ruskin Moscou Faltischek, P.C., dated as of the Closing Date, in substantially the form of Exhibit F attached hereto.

     (iii) The Company shall have delivered to such Investor a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

     (iv) The Company shall have delivered to such Investor a certificate evidencing the formation and good standing of the Company, in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the date of Closing.

     (v) The Company shall have delivered to such Investor a certified copy of the articles of incorporation as certified by the Secretary of State of its state of incorporation within ten (10) days of the Closing Date.

     (vi) The Company shall have delivered to such Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date as to
(i) the resolutions authorizing the Transaction Documents as adopted by the Company's Board of Directors in a form reasonably acceptable to such Investor,

(ii) the Articles of Incorporation, and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit G.

     (vii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form attached hereto as Exhibit H.

     (viii) The Company shall have delivered to such Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

     (ix) The Common Stock (i) shall be designated for quotation or listed on FINRA's OTC Bulletin Board (the "Principal Market") and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (a) in writing by the SEC or the Principal Market or (b) by falling below the minimum listing maintenance requirements of the Principal Market.

     (x) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, except for such consents and approvals as are contemplated to be obtained following the date of Closing.

     (xii) the Security Agreement shall have been duly executed by the Company, each Investor and the Agent (as defined in the Security Agreement) and delivered to the Agent.

     (xiii) The Company shall have delivered to such Investor such other documents relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

     12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     13. Choice of Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in New York County, State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company and the undersigned agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the undersigned further agree to accept and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

     14. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature or delivered via other electronic means.

     15. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

     16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

                  Investor:                 At the address  designated on
                                            the signature  page of this
                                            Subscription Agreement.


                  Placement Agent:          vFinance Investments, Inc.
                                            880 Third Avenue
                                            New York, New York 10022
                                            Attn:  Jonathan Rich
                                            Fax: (212) 380-2828


                  Company:                  Perf-Go Green Holdings, Inc.
                                            645 Fifth Avenue
                                            New York, New York 10022


                  with a copy to:           Adam P. Silvers, Esq.
                                            Ruskin Moscou Faltischek, P.C.

                                            1425 RexCorp Plaza
                                            Uniondale, New York 11556


or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     17. Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

     18. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

     19.   Survival  of   Representations,   Warranties  and   Agreements.   The
representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common
___ Corporation
___ Trust
___ IRA or Keough
___ Other (please indicate)

                                        Dated:   ____________

INDIVIDUAL INVESTORS                    ENTITY INVESTORS
______________________________          Name of entity, if any _________________
Signature (Individual)
                                        By:_____________________________________
                                           *Signature

______________________________          Its_____________________________________
Signature (Joint)                              Title
(all record holders must sign)

______________________________          ________________________________________
Name(s) Typed or Printed                Name Typed or Printed


Address to Which Correspondence         Address to Which Correspondence
Should be Directed                      Should be Directed

______________________________          ________________________________________

______________________________          ________________________________________
City, State and Zip Code                City, State and Zip Code

______________________________          ________________________________________
Tax Identification or                   Tax Identification or
Social Security Number                  Social Security Number

     * If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed


                                     PERF-GO GREEN HOLDINGS, INC.

Dated:  _____, 2008                  By: _______________________________

                                     Name:______________________________

                                     Title:_____________________________

                            CERTIFICATE OF SIGNATORY


(To be completed if Securities are being subscribed for by an entity)





     I, ____________________________________, the ______________________________
              (name of signatory)                          (title)

     of __________________________ (the"Entity"), a_____________________________
                                                           (type of entity)


hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this     day of        , 2008.


                                              __________________________________
                                                         (Signature)


                                              __________________________________
                                                         (Print Name)

                                    Exhibit A
                                    ---------

                                Form of Debenture

See Attached.

                                    Exhibit B
                                    ---------

                                 Form of Warrant

See Attached.

                                    Exhibit C
                                    ---------

                           Form of Security Agreement

See Attached.

                                    Exhibit D
                                    ---------

                      Form of Registration Rights Agreement

See Attached.

                                    Exhibit E
                                    ---------

                 Form of Irrevocable Transfer Agent Instructions

See Attached.

                                    Exhibit F
                                    ---------

                              Form of Legal Opinion

See Attached.

                                    Exhibit G
                                    ---------

                         Form of Secretary's Certificate

See Attached.

                                    Exhibit G
                                    ---------

                          Form of Officer's Certificate

See Attached.